                                                                    Exhibit 10.4




                                                 Dated: __________________, 1996




                          Guaranty and Surety Agreement


To induce Midlantic Bank, N.A. (the "Lender") to make loans, extensions of credit or other financial accommodations to, and grant temporary forbearance with respect to existing loans to, RYKA INC. (the "Borrower"), now or in the future, to secure the observance, payment, and performance of the Liabilities (as defined below) and with full knowledge that the Lender would not make the said loans, extensions of credit, or financial accommodations without this Guaranty and Surety Agreement (together with any amendments or modifications hereto in effect from time to time, the "Guaranty"), which shall be a contract of suretyship, the Guarantor (as defined below), intending to be legally bound hereby, unconditionally agrees as follows:

A. Liabilities Secured. The Guarantor, hereby guarantees the full, prompt, and unconditional payment of the Liabilities (as defined below), when and as the same shall become due, whether at the stated maturity date, by acceleration, or otherwise, and the full, prompt, and unconditional performance of each and every term and condition of every transaction to be kept and performed by the Borrower and any other Obligor under the Loan Documents (as defined below). This Guaranty is a primary obligation of the Guarantor and shall be a continuing inexhaustible Guaranty without limitation as to amount or duration and may not be revoked.

B. Definitions. As used herein, the following terms shall have the following meanings:

         1. Affiliate. The term "Affiliate" means Midlantic Bank, N.A., and any of its direct and indirect affiliates and subsidiaries.

         2. Collateral. The term "Collateral" means all property of the Guarantor and/or any Obligor, now or hereafter in the possession of the Lender or any Affiliate, in any capacity whatsoever including, but not limited to, any balance or share of any deposit, trust or agency account, and all property and assets of the Guarantor and/or any Obligor now or hereafter subject to a security agreement, pledge, mortgage, assignment, or other document or agreement granting the Lender a security interest therein or lien or encumbrance thereon.

         3. Guarantor. The term "Guarantor" means each of the persons and entities who are signatories to this Guaranty other than the Lender.

         4. Liability. The term "Liability" or "Liabilities" means any and all obligations and indebtedness of every kind and description of the Borrower or of any Obligor owing to the Lender under the Loan Documents, including, without limitation, any increase in and renewals or extensions of the credit facility established thereby, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law, by overdraft, or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, and reasonable attorneys' fees and costs, that have been or may hereafter be contracted or incurred.

         5. Loan Documents. The term "Loan Documents" means this Guaranty and that certain Loan and Security Agreement, dated July 31, 1995, between Lender and Borrower, together with any and all amendments, modifications, renewals, increases, restatements or extensions thereof (as heretofore and hereafter amended, the "Loan Agreement") and Revolving Credit Note in the principal amount of $4,000,000 bearing even date therewith issued by Borrower to Lender.

         6. Obligor. The term "Obligor" means the Borrower and each and every maker, endorser, guarantor, or surety, including, without limitation, the Guarantor, of or for the Liabilities.

C. Representations and Warranties. The Guarantor represents and warrants as of the date hereof and at all times hereafter until the Liabilities are fully paid and performed, and any commitment to make loans, extensions of credit, or other financial accommodations to the Borrower have been terminated, that this Guaranty and any other Loan Document to which the Guarantor is a party agree authorized by all necessary corporation action on Guarantor's part, are within the corporate power and authority of Guarantor, does not violate or result in a default under Guarantor's Articles of Incorporation, By-laws or any contract or agreement to which Guarantor is a party, are the legal, valid, and binding obligations of the Guarantor, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally. The loans or credit accommodations made by the Lender to the Borrower and the assumption by the Guarantor of its obligations hereunder and under any other Loan Document to which the Guarantor is a party will result in material benefits to the Guarantor. This Guaranty was entered into by the Guarantor for commercial purposes.

D. No Limitation of Liability. Without incurring responsibility to the Guarantor and without impairing or releasing the obligations of the Guarantor to the Lender or to any Affiliate, the Lender may, at any time, and from time to time, without the consent of, or notice to the Guarantor, upon any terms or conditions, and in whole or in part:

         1. Payment Terms. Change the manner, place, or terms of payment, and/or change or extend the time for payment, or renew or alter, any of the Liabilities, any security therefor or any of the Loan Documents evidencing same, and the Guaranty herein made shall apply to the Liabilities and the Loan Documents as so changed, extended, renewed, or altered;

         2. Sale of Property. Sell, exchange, release, surrender, realize upon, or otherwise deal with in any manner and in any order, any property including the Collateral, by whomsoever at any time pledged, mortgaged, or in which a security interest is given to secure, or howsoever securing, the Liabilities;

         3. Failure to Exercise Rights. Exercise or refrain from exercising any rights against the Borrower or any other Obligor (including the Guarantor) or against any Collateral for the Liabilities or otherwise act or refrain from acting;

         4. Settlement of Liabilities. Settle or compromise any Liabilities, whether in a proceeding or not, and whether voluntarily or involuntarily, dispose of any Collateral therefor, with or without consideration, or settle or compromise any liability incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any Liabilities, whether due or not;

         5. Application of Funds. Apply any sums by whomsoever paid or howsoever realized to any Liabilities in any order deemed appropriate by the Lender;

         6. Release of Obligations. Add, release, settle, modify, or discharge the obligation of any Obligor or any other party who is in any way obligated for any of the Liabilities;

         7. Additional Security. Accept any additional security for the Liabilities; and/or

         8. Any Other Action. Take any other action which might constitute a defense available to, or a discharge of, the Borrower or any other Obligor (including the Guarantor), in respect of the Liabilities.

         The invalidity, irregularity, or unenforceability of all or any part of the Liabilities or any Loan Document or any agreement or instrument relating thereto, or the lack of validity, enforceability, perfection, impairment or loss of any liens or security interests granted in connection therewith, whether caused by any action or inaction of the Lender or any Affiliate, or otherwise, shall not affect, impair, or be a defense to the Guarantor's obligations under this Guaranty.

E.       Waiver of Subrogation.

         (a) The Guarantor irrevocably waives any present or future claim, right or remedy to which the Guarantor is or becomes entitled that arises hereunder and/or from the performance by the Guarantor hereunder to be subrogated to the Lender's rights against the Borrower or any other Obligor and/or any present or future claim, right or remedy to seek contribution, reimbursement, exoneration, indemnification, payment or the like from the Borrower or any other Obligor on account of this Guaranty or any other Loan Document and/or to participate in any security which the Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

         (b) If, notwithstanding the aforesaid waiver, any funds or property shall be paid or transferred to the Guarantor on account of such subrogation, reimbursement, exoneration, indemnification, or contribution at any time when all of the Liabilities have not been paid in full, the Guarantor shall hold such funds and/or property in trust for the

                  Lender and shall forthwith pay over or deliver to the Lender such funds and/or property to be applied by the Lender to the Liabilities.

F. Events of Default. The occurrence of any Event of Default under the Loan Agreement shall constitute an event of default ("Event of Default") under this Guaranty.

G.       Remedies.

         1. Acceleration of Liabilities; Rights of Lender. Upon the occurrence of an Event of Default described in the Loan Agreement, at the Lender's sole option, all Liabilities shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Guarantor or any other Obligor, all of which are expressly waived. Upon and following an Event of Default, the Lender may, at its option, exercise any and all rights and remedies it has under this Guaranty, any other Loan Document and/or applicable law including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Loan Document.

         2. Right of Set-off. If any of the Liabilities shall be due and payable and whether or not the Lender shall have made any demand under this Guaranty, and regardless of the adequacy of any Collateral for the Liabilities or other means of obtaining repayment of the Liabilities, the Lender shall have the right, without notice to the Guarantor or to any other Obligor, and is specifically authorized hereby to apply toward and set-off against and apply to the then unpaid balance of the Liabilities any items or funds of the Guarantor and/or any Obligor held by the Lender or any Affiliate, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of the Guarantor and/or any Obligor, including, without limitation, securities and/or certificates of deposit, now or hereafter maintained by the Guarantor and/or any Obligor for its or their own account with the Lender, and any other indebtedness at any time held or owing by the Lender or any Affiliate to or for the credit or the account of the Guarantor and/or any Obligor, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits. For such purpose, the Lender shall have, and the Guarantor hereby grants to the Lender, a first lien on and security interest in such deposits, property, funds and accounts and the proceeds thereof. The Guarantor further authorizes any Affiliate, upon and following the occurrence of an Event of Default, at the request of the Lender, and without notice to the Guarantor, to turn over to the Lender any property of the Guarantor held by the Affiliate for the Guarantor's account and to debit any deposit account maintained by the Guarantor with such Affiliate (even if such deposit account is not then due or there results a loss or reduction of interest or the imposition of a penalty in accordance with law applicable to the early withdrawal of time deposits), in the amount requested by the Lender up to the amount of the Liabilities, and to pay or transfer such amount or property to the Lender for application to the Liabilities.

         3. Remedies Cumulative; No Waiver. The rights, powers and remedies of the Lender provided in this Guaranty and the other Loan Documents are cumulative and concurrent, and are not exclusive of any right, power or remedy available to the Lender. No failure or delay on the part of the Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

         4. Continuing Enforcement of the Loan Documents. If, after receipt of any payment of all or any part of the Liabilities or the obligations of the Guarantor to the Lender, the Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Guaranty and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this paragraph shall survive the termination of this Guaranty and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Liabilities, the cancellation of the Guaranty or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities, or any other action which the Lender may have taken in reliance upon its receipt of such payment.

H.       Miscellaneous.

         1. Notices. Any notices and communications which may be given under this Guaranty shall be in writing and shall be given by (i) hand-delivery, (ii) first class mail (postage prepaid), (iii) reliable overnight commercial courier (charges prepaid), or (iv) telecopy, in each case to the addresses or telecopy numbers set forth in this Guaranty. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. Notice by telecopy will be deemed to have been given upon transmission. A party may change its address by giving written notice to the other party as specified herein.

         2. Costs and Expenses. Whether or not the transactions contemplated by the Loan Documents are fully consummated, the Guarantor shall promptly pay (or reimburse, as the Lender may elect) all costs and expenses which the Lender has incurred or may hereafter incur in connection with the enforcement of this Guaranty and the other Loan Documents, the collection of all amounts due under this Guaranty and the other Loan Documents, and all amendments, modifications, consents or waivers, if any, to this Guaranty and the other Loan Documents. The Guarantor's reimbursement obligations under this paragraph shall survive any termination of the Loan Documents.

         3. Governing Law. This Guaranty shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

         4. Integration; Amendment; No Third Party Beneficiary. This Guaranty and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Guaranty, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The Guarantor and the Lender do not intend any benefits of this Guaranty to inure to any third party and no third party (including the Borrower) shall have any status, right or entitlement under this Guaranty.

         5. Successors and Assigns. This Guaranty (i) shall be binding upon the Guarantor and the Lender and their respective successors and permitted assigns, and (ii) shall inure to the benefit of the Guarantor and the Lender and their respective successors and permitted assigns; provided, however, that the Guarantor may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Lender, and any such assignment or attempted assignment by the Guarantor shall be void and of no effect with respect to the Lender. The Lender may from time to time sell or assign, in whole or in part, or grant participations in some or all of the Loan Documents and/or the obligations evidenced thereby. The Guarantor authorizes the Lender to provide information concerning the Guarantor to any prospective purchaser, assignee or participant.

         6. Severability and Consistency. The illegality, unenforceability or inconsistency of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Guaranty or any instrument or agreement required hereunder. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document. The Guarantor agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Lender's policies and procedures.

         7. Consent to Jurisdiction and Service of Process. The Guarantor hereby consents that (i) any action or proceeding against it may be commenced and maintained in any court within the Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania by service of process on such officer; and (ii) such courts shall have jurisdiction with respect to the subject matter hereof and the person of the Guarantor and all Collateral for the Liabilities. The Guarantor agrees that any action brought by the Guarantor shall be commenced and maintained only in a court in the federal judicial district or county in which the Lender has its principal place of business in Pennsylvania.

         8. Joint and Several Liability. In the event that the Guarantor consists of more than one person or entity, the Liabilities or obligations of each such person or entity shall be joint and several and the word "Guarantor" means each of them, any of them and/or all of them.

         9.       Judicial Proceedings; Waivers.

                  THE GUARANTOR AND THE LENDER ACKNOWLEDGE AND AGREE THAT
                  (I) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE LENDER OR THE GUARANTOR OR ANY SUCCESSOR OR ASSIGN OF THE LENDER OR THE GUARANTOR, ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY
                  A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (II) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (III) THIS SECTION IS
                  A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THE LENDER WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY. THE GUARANTOR HEREBY WAIVES PRESENTMENT, NOTICE OF DISHONOR AND PROTEST OF ALL INSTRUMENTS INCLUDED IN OR EVIDENCING THE LIABILITIES OR THE COLLATERAL, IF ANY, AND ALL OTHER NOTICES AND DEMANDS WHATSOEVER, WHETHER OR NOT RELATING TO SUCH INSTRUMENTS.

         10.      WARRANT OF ATTORNEY.  THE GUARANTOR HEREBY AUTHORIZES
                  AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, UPON THE FAILURE BY THE GUARANTOR TO PAY WHEN DUE ANY SUM PAYABLE BY THE GUARANTOR PURSUANT TO THIS AGREEMENT, TO APPEAR FOR THE GUARANTOR IN ANY SUCH COURT, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM OR TIME THERE OR ELSEWHERE TO BE HELD AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST THE GUARANTOR IN FAVOR OF THE LENDER FOR ALL SUMS DUE OR TO BECOME DUE BY THE GUARANTOR TO THE LENDER UNDER THIS AGREEMENT, WITH COSTS OF SUIT AND RELEASE OF ERRORS AND WITH THE GREATER OF FIVE PERCENT (5%) OF SUCH SUMS OR $7,500.00 ADDED AS A REASONABLE ATTORNEYS' FEE; AND FOR DOING SO THIS AGREEMENT OR A COPY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT; SUCH AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR.

                           THE GUARANTOR ACKNOWLEDGES THAT HE HAS HAD THE
                  ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS AGREEMENT AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO HIM BY SUCH COUNSEL.

                           THE GUARANTOR, BEING FULLY AWARE OF THE RIGHT TO
                  NOTICE AND A HEARING CONCERNING THE VALIDITY OF ANY AND ALL CLAIMS THAT MAY BE ASSERTED AGAINST THE GUARANTOR BY THE LENDER BEFORE A JUDGMENT CAN BE ENTERED HEREUNDER OR BEFORE EXECUTION MAY BE LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF THE GUARANTOR, HEREBY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO JUDGMENT BEING ENTERED BY CONFESSION IN ACCORDANCE WITH THE TERMS HEREOF AND EXECUTION BEING LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF THE GUARANTOR, IN EACH CASE WITHOUT FIRST GIVING NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM OR CLAIMS UPON WHICH SUCH JUDGMENT IS ENTERED.


                                 /s/ MICHAEL G. RUBIN
                                 -----------------------------------
                                 MICHAEL G. RUBIN


                                 ADDRESS:
                                         ---------------------------

                                         ---------------------------

                                 TELECOPY #
                                           -------------------------